UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 9, 2020

Healthpeak Properties, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-08895	33-0091377
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1920 Main Street, Suite 1200

Irvine, CA 92614

(Address of principal executive offices) (Zip Code)

(949) 407-0700

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value	PEAK	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Tender Offer

On June 9, 2020, Healthpeak Properties, Inc. (the “Company”) announced that it has commenced a tender offer to purchase for cash up to $150,000,000 aggregate principal amount of the Company’s 4.250% Senior Notes due 2023. The tender offer is being made exclusively pursuant to an offer to purchase dated June 9, 2020, which sets forth the terms and conditions of the tender offer.

A copy of the press release announcing the tender offer is attached hereto as Exhibit 99.1 and is incorporated in this Item 8.01 by reference.

COVID-19 Update

The Company is providing certain preliminary updates on the impact of COVID-19 on its three healthcare asset classes of life sciences, medical office and senior housing through May 2020. The information is attached as Exhibit 99.2 hereto and incorporated in this Item 8.01 by reference. This information remains unchanged from the Company’s Investor Presentation used in connection with NAREIT’s REITweek 2020 Virtual Investor Conference, which was furnished under Item 7.01 of the Current Report on Form 8-K with the SEC on June 3, 2020.

Statements in this Current Report on Form 8-K (including the Exhibits hereto) that are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among other things, statements regarding the Company’s and its officers’ intent, belief or expectation with respect to the preliminary May 2020 updates and as otherwise identified by its use of terms and phrases such as “may,” “will,” “project,” “expect,” “believe,” “intend,” “anticipate,” “seek,” “target,” “forecast,” “plan,” “potential,” “estimate,” “could,” “would,” “should” and other comparable and derivative terms and phrases or the negatives thereof, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include those risks and uncertainties associated with the Company’s business described in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, and its subsequent filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, the Company can give no assurance that the expectations will be attained or that any deviation will not be material. Except as required by law, the Company does not undertake, and hereby disclaims, any obligation to update any forward-looking statement which speak only as of the date on which they are made.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.  The following exhibit is being filed herewith:

No.	Description
99.1	Press Release dated June 9, 2020
99.2	Certain Company information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 9, 2020

Healthpeak Properties, Inc.

By:	/s/ Peter A. Scott
	Name:	Peter A. Scott
	Title:	Executive Vice President and Chief Financial Officer